                                                                     EXHIBIT 4.4

                         REGISTRATION RIGHTS AGREEMENT

          This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and
entered into as of [             ], 1998, by and among Global Crossing Ltd., a
company organized under the laws of Bermuda (the "Company"), and the persons named on the signature pages hereto (each, an "Investor," and collectively, the "Investors").

          WHEREAS, the Investors are shareholders of Global Crossing Ltd, LDC, a company organized under the laws of the Cayman Islands ("CaymansCo").

          WHEREAS, CaymansCo is the owner of all of the issued and outstanding shares of Common Stock (as defined below) of the Company.

          WHEREAS, CaymansCo desires to distribute all of the shares of Common Stock owned by it to its shareholders, including, without limitation, the Investors, and to liquidate.

          WHEREAS, it is a condition to the willingness of the Investors to approve such distribution and liquidation that the Company enter into this Agreement.

          WHEREAS, the Company desires that CaymansCo make such distribution in order to facilitate the Company's initial public offering of shares of Common Stock (the "IPO").

          NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:


              SECTION 1.  Definitions.
              -----------------------

          As used in this Agreement, the following terms shall have the following meanings:

          Advice:  See Section 5 hereof.
          ------

          Affiliate means, with respect to any specified person, any other
          ---------
person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control" when used with respect to any specified person means the power to
 -------
direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the
               -----------       ----------
foregoing.

          BCLP means, collectively, Abbott Brown, Lodwrick Cook, David Lee,
          ----
Barry Porter, Galenight Corp., a Delaware corporation, Ridgestone Corp., a Delaware corporation, San Pasqual Corp., a Delaware corporation, and the David and Ellen Lee Family Trust, a California trust.

          BCLP Demand Notice:  See Section 2(a)(v) hereof.
          ------------------

          BCLP Demand Registration:  See Section 2(a)(v) hereof.
          ------------------------

          BCLP Holder means each person included in BCLP and any Transferee of
          -----------
BCLP Registrable Securities.

          BCLP Registrable Securities means Registrable Securities owned as of
          ---------------------------
the date of this Agreement by any person included in BCLP or subsequently acquired by any person included in BCLP.

          Business Day means any day that is not a Saturday, a Sunday or a legal
          ------------
holiday on which banking institutions in the State of New York are not required to be open.

          Capital Stock means, with respect to any person, any and all shares,
          -------------
interests, participations or other equivalents (however designated) of corporate stock issued by such person, including each class of common stock and preferred stock of such person.

          CaymansCo:  See the first WHEREAS clause hereof.
          ---------

          CIBC means CIBC Wood Gundy (Capital) SFC, Inc., a _________
          ----
corporation, [and 2 partnerships]

          CIBC Demand Notice:  See Section 2(a)(ii) hereof.
          ------------------

          CIBC Demand Registration:  See Section 2(a)(ii) hereof.
          ------------------------

          CIBC Holder means CIBC and any Transferee of CIBC Registrable
          -----------
Securities.

          CIBC Registrable Securities means Registrable Securities owned as of
          ---------------------------
the date of this Agreement by CIBC or subsequently acquired by CIBC.

          Common Stock means the Common Stock, par value $.01 per share, of the
          ------------
Company or any other shares of Capital Stock or other securities into which such shares of Common Stock shall be reclassified or changed, including, without limitation, by reason of a merger, consolidation, exchange, reorganization or recapitalization. If the Common Stock has been so reclassified or changed, or if the Company pays a dividend or makes a distribution on the Common Stock in shares of Capital Stock or other securities, or subdivides (or combines) its outstanding shares of Common Stock into a greater (or smaller) number of shares of Common Stock, a share of Common Stock shall be deemed to be such number of shares of Capital Stock and amount of other securities to which a holder of a share of Common Stock outstanding immediately prior to such change, reclassification, exchange, dividend, distribution, subdivision or combination would be entitled.

          Company:  See the introductory clauses hereof.
          -------

          Continental means Continental Casualty Company, a __________
          -----------
corporation.

          Continental Demand Notice:  See Section 2(a)(iv) hereof.
          -------------------------

          Continental Demand Registration:  See Section 2(a)(iv) hereof.
          -------------------------------

          Continental Holder means Continental and any Transferee of Continental
          ------------------
Registrable Securities.

          Continental Registrable Securities means Registrable Securities owned
          ----------------------------------
as of the date of this Agreement by Continental or subsequently acquired by Continental.

          Delay Period:  See Section 2(c) hereof.
          ------------

          Demand Notice means the BCLP Demand Notice, CIBC Demand Notice, Lender
          -------------
Demand Notice, Continental Demand Notice, MRCo Demand Notice, PCG/GKW Demand Notice or TDC Demand Notice, as the case may be.

          Demand Registration means the BCLP Demand Registration, CIBC Demand
          -------------------
Registration, Lender Demand Registration, Continental Demand Registra tion, MRCo Demand Registration, PCG/GKW Demand Registration or TDC Demand Registration, as the case may be.

          Demand Registration Statement means a Registration Statement intended
          -----------------------------
to effect a Demand Registration.

          Effectiveness Period:  See Section 2(c) hereof.
          --------------------

          Exchange Act means the Securities Exchange Act of 1934, as amended,
          ------------
and the rules and regulations of the SEC promulgated thereunder.

          Foreclosure:  See Section 2(a)(vii) hereof.
          -----------

          GKW Unified means GKW Unified Holdings, LLC, a Delaware limited
          -----------
liability company.

          Hold-Back Period:  See Section 4 hereof.
          ----------------

          Holder means a person who owns Registrable Securities and is either
          ------
(i) an Investor or (ii) a Transferee of Registrable Securities owned as of the date of this Agreement by an Investor or subsequently acquired by an Investor.

          Inspector:  See Section 5(j) hereof.
          ---------

          Interruption Period:  See the last paragraph of Section 5 hereof.
          -------------------

          Investor(s):  See the introductory clauses hereof.
          -----------

          IPO:  See the last WHEREAS clause hereof.
          ---

          Lender:  See Section 2(a)(vii) hereof.
          ------

          Lender Demand Notice:  See Section 2(a)(vii) hereof.
          --------------------

          Lender Demand Registration:  See Section 2(a)(vii) hereof.
          --------------------------

          MRCo means MRCo., Inc., a Delaware corporation.
          ----

          MRCo Holder means MRCo and any Transferee of MRCo Registrable
          -----------
Securities.

          MRCo Demand Notice:  See Section 2(a)(iii) hereof.
          ------------------

          MRCo Demand Registration:  See Section 2(a)(iii) hereof.
          ------------------------

          MRCo Registrable Securities means Registrable Securities owned as of
          ---------------------------
the date of this Agreement by MRCo or subsequently acquired by MRCo.

          Other Security Holder:  See Section 2(f) hereof.
          ---------------------

          PCG means Pacific Capital Group, Inc., a California corporation.
          ---

          PCG/GKW means, collectively, PCG, GKW and Gary Winnick.
          -------

          PCG/GKW Demand Notice:  See Section 2(a)(i) hereof.
          ---------------------

          PCG/GKW Demand Registration:  See Section 2(a)(i) hereof.
          ---------------------------

          PCG/GKW Holder means any person included in PCG/GKW and any Transferee
          --------------
of PCG/GKW Registrable Securities.

          PCG/GKW Registrable Securities means Registrable Securities owned as
          ------------------------------
of the date of this Agreement by any person included in PCG/GKW or subsequently acquired by any person included in PCG/GKW.

          person means any individual, corporation, partnership, limited
          ------
liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          Piggyback Registration:  See Section 3(a) hereof.
          ----------------------

          Prospectus means the prospectus included in any Registration Statement
          ----------
(including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

          Registrable Securities means shares of Common Stock  that are owned as
          ----------------------
of the date of this Agreement by an Investor or subsequently acquired by an Investor. Shares of Common Stock shall cease to be Registrable Securities (and shall be excluded from the calculation of the number of outstanding Registrable Securities) when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 or Rule 145(d) under the Securities Act or any successor rules. Notwithstanding the foregoing, a security will not cease to be a Registrable Security until all stop transfer instructions and notations and restrictive legends with respect to such security have been lifted or removed. For purposes of this Agreement, a person will be deemed to be a Holder or owner of Registrable Securities whenever such person has the right to acquire, directly or indirectly, such securities (upon exercise of warrants, options or otherwise, so long as such warrants, options or other rights are then exercisable), regardless of whether such acquisition has actually been effected.

          Registration means registration under the Securities Act of the
          ------------
offering of Registrable Securities pursuant to a Shelf Registration, a Demand Registration or a Piggyback Registration.

          Registration Statement means any registration statement of the Company
          ----------------------
under the Securities Act that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included therein, amendments and supplements to such registration statement, including pre-and post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

          SEC means the Securities and Exchange Commission or any successor
          ---
thereto.

          Securities Act means the Securities Act of 1933, as amended, and the
          --------------
rules and regulations of the SEC promulgated thereunder.

          Shelf Registration means the registration under the Securities Act of
          ------------------
the offering of Registrable Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (or any similar rule that may be adopted by the SEC).

          Shelf Registration Statement means a Registration Statement intended
          ----------------------------
to effect a Shelf Registration.

          TDC means, collectively, Sasson International Holdings, Inc., a
          ---
corporation organized under the laws of the British Virgin Islands, and Yao-Hwa Company Management Commission.

          TDC Demand Notice:  See Section 2(a)(vi) hereof.
          -----------------

          TDC Demand Registration:  See Section 2(a)(vi) hereof.
          -----------------------

          TDC Holder means any person included in TDC and any Transferee of TDC
          ----------
Registrable Securities.

          TDC Registrable Securities means Registrable Securities owned as of
          --------------------------
the date of this Agreement by any person included in TDC or subsequently acquired by any person included in TDC.

          Transferee  means a person that has agreed in writing to be bound by
          ----------
the terms of this Agreement as if such person were an Investor and is (i) a transferee or assignee of Registrable Securities, (ii) the executor of the estate of a deceased Investor or such Investor's heirs, devisees, legatees or assigns, or (iii) upon the disability of any Investor, any guardian or conservator of such Investor.

          underwritten registration or underwritten offering means a
          --------------------------------------------------
registration under the Securities Act in which securities of the Company are sold to an underwriter for reoffering to the public.

          SECTION 2.  Demand Registration.
                      -------------------

               (a)  Number of Registrations.  Commencing on the first
                    -----------------------
anniversary of the consummation of the IPO,

          (i) PCG/GKW Holders owning a majority of the PCG/GKW Registrable Securities shall have the right, by written notice (a "PCG/GKW Demand Notice") given to the Company in accordance with the provisions of Section 9.1 hereof, to request the Company to register under and in accordance with the provisions of the Securities Act all or part of the PCG/GKW Registrable Securities designated by such PCG/GKW Holders (a "PCG/GKW Demand Registration"); provided, however,
                                                           --------  -------
that the aggregate number of PCG/GKW Registrable Securities requested to be registered pursuant to any such PCG/GKW Demand Notice shall be not less than ten percent (10%) nor more than twenty-five percent (25%) of the PCG/GKW Registrable Securities owned as of the date hereof. Upon receipt of any such PCG/GKW Demand Notice, the Company shall notify all other PCG/GKW Holders of the receipt of such PCG/GKW Demand Notice within 10 days of the receipt thereof and shall include in such PCG/GKW Demand Registration all PCG/GKW Registrable Securities with respect to which the Company has received written requests for inclusion therein within 10 business days after the date on which such notice is given;

provided, further, that if the total amount of PCG/GKW Registrable Securities
--------  -------
requested by PCG/GKW Holders to be included in such PCG/GKW Demand Registration exceeds the maximum number of PCG/GKW Registrable Securities permitted to be included in such PCG/GKW Demand Registration pursuant to this Section 2(a)(i), then the amount of PCG/GKW Registrable Securities of each PCG/GKW Holder to be included in such PCG/GKW Demand Registration shall be reduced pro rata in
                                                              --- ----
proportion to the respective number of PCG/GKW Registrable Securities owned by each such PCG/GKW Holder. The PCG/GKW Holders shall be entitled to five PCG/GKW Demand Registrations pursuant to this Section 2(a)(i); provided, however, that
                                                       --------  -------
if (A) any such PCG/GKW Demand Registration did not become effective or was not maintained effective for the period (whether or not continuous) set forth in
Section 2(c) hereof, or (B) in connection with the registration of PCG/GKW Registrable Securities covered by such PCG/GKW Demand Notice, the number of such securities to be offered by the PCG/GKW Holders is reduced to less than fifty percent (50%) of the PCG/GKW Registrable Securities requested to be included in such Demand Registration by the PCG/GKW Holders (after taking into account any reduction pursuant to the second proviso in the preceding sentence) because of the inclusion of other shares of Common Stock in accordance with the provisions of Section 2(e) hereof, then the PCG/GKW Holders shall be entitled, in each such case, to one additional PCG/GKW Demand Registration pursuant hereto. The PCG/GKW Holders may not request more than one PCG/GKW Demand Registration during any 12 month period; provided, however, that such restriction shall not apply if
                     --------  -------
any of the events set forth in clauses

(A) and (B) of the proviso the preceding sentence shall have occurred with respect to the previous PCG/GKW Demand Registration requested by the PCG/GKW Holders.

          (ii) CIBC Holders owning a majority of the CIBC Registrable Securities shall have the right, by written notice (a "CIBC Demand Notice") given to the Company in accordance with the provisions of Section 9.1 hereof, to request the Company to register under and in accordance with the provisions of the Securities Act all or part of the CIBC Registrable Securities designated by such CIBC Holders (a "CIBC Demand Registration"); provided, however, that the
                                                  --------  -------
aggregate number of CIBC Registrable Securities requested to be registered pursuant to any such CIBC Demand Notice shall be not less than ten percent (10%) nor more than twenty-five percent (25%) of the CIBC Registrable Securities owned as of the date hereof. Upon receipt of any such CIBC Demand Notice, the Company shall notify all other CIBC Holders of the receipt of such CIBC Demand Notice within 10 days of the receipt thereof and shall include in such CIBC Demand Registration all CIBC Registrable Securities with respect to which the Company has received written requests for inclusion therein within 10 business days after the date on which such notice is given; provided, further, that if the
                                              --------  -------
total amount of CIBC Registrable Securities requested by CIBC Holders to be included in such CIBC Demand Registration exceeds the maximum number of CIBC Registrable Securities permitted to be included in such CIBC Demand Registration pursuant to this Section 2(a)(ii), then the amount of CIBC Registrable Securities of each CIBC Holder to be included in such CIBC Demand Registration shall be reduced pro rata in proportion to the respective number of CIBC
                 --- ----
Registrable Securities owned by each such CIBC Holder. The CIBC Holders shall be entitled to five CIBC Demand Registrations pursuant to this Section 2(a)(ii);

provided, however, that if (A) any such CIBC Demand Registration did not become
--------  -------
effective or was not maintained effective for the period (whether or not continuous) set forth in Section 2(c) hereof, or (B) in connection with the registration of CIBC Registrable Securities covered by such CIBC Demand Notice, the number of such securities to be offered by the CIBC Holders is reduced to less than fifty percent (50%) of the CIBC Registrable Securities requested to be included in such Demand Registration by the CIBC Holders (after taking into account any reduction pursuant to the second proviso in the preceding sentence) because of the inclusion of other shares of Common Stock in accordance with the provisions of Section 2(e) hereof, then the CIBC Holders shall be entitled, in each such case, to one additional CIBC Demand Registration pursuant hereto. The CIBC Holders may not request more than one CIBC Demand Registration during any 12 month period; provided, however, that such restriction shall not apply if any
                 --------  -------
of the events set forth in clauses (A) and (B) of the proviso the preceding sentence shall have occurred with respect to the previous CIBC Demand Registration requested by the CIBC Holders.

          (iii) MRCo Holders owning a majority of the MRCo Registrable Securities shall have the right, by written notice (a "MRCo Demand Notice") given to the Company in accordance with the provisions of Section 9.1 hereof, to request the Company to register under and in accordance with the provisions of the Securities Act all or part of the MRCo Registrable Securities designated by such MRCo Holders (a "MRCo Demand Registration"); provided, however, that the
                                                  --------  -------
aggregate number of MRCo Registrable Securities requested to be registered pursuant to any such MRCo Demand Notice shall be not less than ten percent (10%) nor more than (x) twenty-five percent (25%) prior to the second anniversary of the IPO and (y) fifty percent (50%) commencing on the second anniversary of the IPO of the MRCo Registrable Securities owned as of the date hereof. Upon receipt of any such MRCo Demand Notice, the Company shall notify all other MRCo Holders of the receipt of such MRCo Demand Notice within 10 days of the receipt thereof and shall include in such MRCo Demand Registration all MRCo Registrable Securities with respect to which the Company has received written requests for inclusion therein within 10 business days after the date on which such notice is given; provided, further, that if the total amount of MRCo Registrable
       --------  -------
Securities requested by MRCo Holders to be included in such MRCo Demand Registration exceeds the maximum number of MRCo Registrable Securities permitted to be included in such MRCo Demand Registration pursuant to this Section 2(a)(iii), then the amount of MRCo Registrable Securities of each MRCo Holder to be included in such MRCo Demand Registration shall be reduced pro rata in
                                                              --- ----
proportion to the respective number of MRCo Registrable Securities owned by each such MRCo Holder. The MRCo Holders shall be entitled to two MRCo Demand Registrations pursuant to this Section 2(a)(iii); provided, however, that if (A)
                                                  --------  -------
any such MRCo Demand Registration did not become effective or was not maintained effective for the period (whether or not continuous) set forth in Section 2(c) hereof, or (B) in connection with the registration of MRCo Registrable Securities covered by such MRCo Demand Notice, the number of such securities to be offered by the MRCo Holders is reduced to less than fifty percent (50%) of the MRCo Registrable Securities requested to be included in such Demand Registration by the MRCo Holders (after taking into account any reduction pursuant to the second proviso in the preceding sentence) because of the inclusion of other shares of Common Stock in accordance with the provisions of
Section 2(e) hereof, then the MRCo Holders shall be entitled, in each such case, to one additional MRCo Demand Registration pursuant hereto. The MRCo Holders may not request more than one MRCo Demand

Registration during any 12 month period; provided, however, that such
                                         --------  -------
restriction shall not apply if any of the events set forth in clauses (A) and
(B) of the proviso the preceding sentence shall have occurred with respect to the previous MRCo Demand Registration requested by the MRCo Holders.

          (iv) Continental Holders owning a majority of the Continental Registrable Securities shall have the right, by written notice (a "Continental Demand Notice") given to the Company in accordance with the provisions of
Section 9.1 hereof, to request the Company to register under and in accordance with the provisions of the Securities Act all or part of the Continental Registrable Securities designated by such Continental Holders (a "Continental Demand Registration"); provided, however, that the aggregate number of
                       --------  -------
Continental Registrable Securities requested to be registered pursuant to any such Continental Demand Notice shall be not less than ten percent (10%) nor more than (x) twenty-five percent (25%) prior to the second anniversary of the IPO and (y) fifty percent (50%) commencing on the second anniversary of the IPO of the Continental Registrable Securities owned as of the date hereof. Upon receipt of any such Continental Demand Notice, the Company shall notify all other Continental Holders of the receipt of such Continental Demand Notice within 10 days of the receipt thereof and shall include in such Continental Demand Registration all Continental Registrable Securities with respect to which the Company has received written requests for inclusion therein within 10 business days after the date on which such notice is given; provided, further,
                                                            --------  -------
that if the total amount of Continental Registrable Securities requested by Continental Holders to be included in such Continental Demand Registration exceeds the maximum number of Continental Registrable Securities permitted to be included in such Continental Demand Registration pursuant to this Section 2(a)(iv), then the amount of Continental Registrable Securities of each Continental Holder to be included in such Continental Demand Registration shall be reduced pro rata in proportion to the respective number of Continental
           --- ----
Registrable Securities owned by each such Continental Holder. The Continental Holders shall be entitled to two Continental Demand Registrations pursuant to this Section 2(a)(iv); provided, however, that if (A) any such Continental
                       --------  -------
Demand Registration did not become effective or was not maintained effective for the period (whether or not continuous) set forth in Section 2(c) hereof, or (B) in connection with the registration of Continental Registrable Securities covered by such Continental Demand Notice, the number of such securities to be offered by the Continental Holders is reduced to less than fifty percent (50%) of the Continental Registrable Securities requested to be included in such Demand Registration by the Continental Holders (after taking into account any reduction pursuant to the second proviso in the preceding sentence) because of the inclusion of other shares of

Common Stock in accordance with the provisions of Section 2(e) hereof, then the Continental Holders shall be entitled, in each such case, to one additional Continental Demand Registration pursuant hereto. The Continental Holders may not request more than one Continental Demand Registration during any 12 month period; provided, however, that such restriction shall not apply if any of the
        --------  -------
events set forth in clauses (A) and (B) of the proviso the preceding sentence shall have occurred with respect to the previous Continental Demand Registration requested by the Continental Holders.

          (v) BCLP Holders owning a majority of the BCLP Registrable Securities shall have the right, by written notice (a "BCLP Demand Notice") given to the Company in accordance with the provisions of Section 9.1 hereof, to request the Company to register under and in accordance with the provisions of the Securities Act all or part of the BCLP Registrable Securities designated by such BCLP Holders (a "BCLP Demand Registration"); provided, however, that the
                                             --------  -------
aggregate number of BCLP Registrable Securities requested to be registered pursuant to any such BCLP Demand Notice shall be not less than twenty-five percent (25%) of the BCLP Registrable Securities owned as of the date hereof. Upon receipt of any such BCLP Demand Notice, the Company shall notify all other BCLP Holders of the receipt of such BCLP Demand Notice within 10 days of the receipt thereof and shall include in such BCLP Demand Registration all BCLP Registrable Securities with respect to which the Company has received written requests for inclusion therein within 10 business days after the date on which such notice is given; provided, further, that if the total amount of BCLP
                      --------  -------
Registrable Securities requested by BCLP Holders to be included in such BCLP Demand Registration exceeds the maximum number of BCLP Registrable Securities permitted to be included in such BCLP Demand Registration pursuant to this
Section 2(a)(v), then the amount of BCLP Registrable Securities of each BCLP Holder to be included in such BCLP Demand Registration shall be reduced pro rata
                                                                        --- ----
in proportion to the respective number of BCLP Registrable Securities owned by each such BCLP Holder. The BCLP Holders shall be entitled to one BCLP Demand Registration pursuant to this Section 2(a)(v); provided, however, that if (A)
                                               --------  -------
such BCLP Demand Registration did not become effective or was not maintained effective for the period (whether or not continuous) set forth in Section 2(c) hereof, or (B) in connection with the registration of BCLP Registrable Securities covered by such BCLP Demand Notice, the number of such securities to be offered by the BCLP Holders is reduced to less than fifty percent (50%) of the BCLP Registrable Securities requested to be included in such Demand Registration by the BCLP Holders (after taking into account any reduction pursuant to the second proviso in the preceding sentence) because of the inclusion of other shares of Common Stock in accordance with the provisions of
Section 2(e) hereof, then the

BCLP Holders shall be entitled, in each such case, to one additional BCLP Demand Registration pursuant hereto.

          (vi) TDC Holders owning a majority of the TDC Registrable Securities shall have the right, by written notice (a "TDC Demand Notice") given to the Company in accordance with the provisions of Section 9.1 hereof, to request the Company to register under and in accordance with the provisions of the Securities Act all or part of the TDC Registrable Securities designated by such TDC Holders (a "TDC Demand Registration"); provided, however, that the aggregate
                                           --------  -------
number of TDC Registrable Securities requested to be registered pursuant to any such TDC Demand Notice shall be not less than twenty-five percent (25%) of the TDC Registrable Securities owned as of the date hereof. Upon receipt of any such TDC Demand Notice, the Company shall notify all other TDC Holders of the receipt of such TDC Demand Notice within 10 days of the receipt thereof and shall include in such TDC Demand Registration all TDC Registrable Securities with respect to which the Company has received written requests for inclusion therein within 10 business days after the date on which such notice is given;

provided, further, that if the total amount of TDC Registrable Securities
--------  -------
requested by TDC Holders to be included in such TDC Demand Registration exceeds the maximum number of TDC Registrable Securities permitted to be included in such TDC Demand Registration pursuant to this Section 2(a)(vi), then the amount of TDC Registrable Securities of each TDC Holder to be included in such TDC Demand Registration shall be reduced pro rata in proportion to the respective
                                     --- ----
number of TDC Registrable Securities owned by each such TDC Holder. The TDC Holders shall be entitled to one TDC Demand Registration pursuant to this
Section 2(a)(vi); provided, however, that if (A) such TDC Demand Registration
                  --------  -------
did not become effective or was not maintained effective for the period (whether or not continuous) set forth in Section 2(c) hereof, or (B) in connection with the registration of TDC Registrable Securities covered by such TDC Demand Notice, the number of such securities to be offered by the TDC Holders is reduced to less than fifty percent (50%) of the TDC Registrable Securities requested to be included in such Demand Registration by the TDC Holders (after taking into account any reduction pursuant to the second proviso in the preceding sentence) because of the inclusion of other shares of Common Stock in accordance with the provisions of Section 2(e) hereof, then the TDC Holders shall be entitled, in each such case, to one additional TDC Demand Registration pursuant hereto.

          (vii) Any bona fide third party lender (a "Lender"), upon each foreclosure (a "Foreclosure") of a pledge of, or security interest granted in, any Continental Registrable Securities, MRCo Registrable Securities, TDC Registrable

Securities or BCLP Registrable Securities to secure the indebtedness of Continental, MRCo, any person included in TDC or any person included in BCLP, respectively, shall have the right, by written notice (a "Lender Demand Notice") given to the Company in accordance with the provisions of Section 9.1 hereof, to request the Company to register under and in accordance with the provisions of the Securities Act all but not less than all Registrable Securities subject to such Foreclosure (a "Lender Demand Registration").

          (b)  Registration.  As soon as practicable after each date on which
               ------------
the Company first receives a Demand Notice pursuant to Section 2(a) hereof, the Company shall use its best efforts to file with the SEC a Registration Statement on the appropriate form for the registration and sale of the total number of Registrable Securities specified in such Demand Notice in accordance with the intended method or methods of distribution specified by the Holders in such Demand Notice. The Company shall use its best efforts to cause such Registration Statement to be declared effective by the SEC as soon as practicable after the date of the Company's earliest receipt of a Demand Notice.

          (c)  Effectiveness.  The Company agrees to use its commercially
               -------------
reasonable efforts to keep any Registration Statement filed pursuant to this
Section 2 continuously effective and usable for the sale of Registrable Securities (i)(A) in the case of a Shelf Registration, until 180 days from the date on which the SEC declares such Shelf Registration Statement effective, and
(B) in the case of a Registration which is not a Shelf Registration, until 60 days from the date on which the SEC declares such Registration Statement effective, or (ii) until all the Registrable Securities covered by such Registration Statement have been disposed of pursuant to such Registration Statement, if earlier, in either case as such period may be extended by this
Section 2. Notwithstanding any other provision of this Agreement, the Company shall have the right to delay the filing of any Registration Statement otherwise required to be prepared and filed by the Company pursuant to this Section 2, or to suspend the use of any Registration Statement, (i) for a period not in excess of 90 days (a "Section 2(c)(i) Delay Period") if any executive officer of the Company determines that in such executive officer's reasonable judgment and good faith the registration and distribution of the Registrable Securities covered or to be covered by such Registration Statement would materially interfere with any pending financing, acquisition or corporate reorganization or other material transaction involving the Company or any of its subsidiaries or would require disclosure of any other material corporate development that the Company is not otherwise required to disclose, or (ii) for a period not in excess of 180 days if the Company intends to file within 60 days a registration statement under the Securities Act with respect to a public offering of Common Stock for its own account or on Form S-4 or any successor form thereto (a "Section 2(c)(ii) Delay Period," and, together with Section 2(c)(i) Delay Periods, "Delay Period"). The Company will promptly give the Holders written notice of such determination and an approximation of the period of the anticipated delay; provided, however, that the aggregate number of days
                          --------  -------
included in all Section 2(c)(i) Delay Periods during any consecutive 12 months shall not exceed the aggregate of (x) 180 days minus (y) the number of days occurring during the Hold-Back Periods and Interruption Periods during such consecutive 12 months. Each Holder agrees to cease all disposition efforts under such Registration Statement with respect to Registrable Securities held by such Holder immediately upon receipt of notice of the beginning of any Delay Period. The Company shall provide written notice to the Holders of the end of each Delay Period. The Company shall not be entitled to initiate a Delay Period unless it shall concurrently prohibit sales by such other security holders under registration statements covering securities held by such other security holders and have in place a policy that prohibits sales of securities of the Company by senior executive officers during such period. The time period for which the Company is required to maintain the effectiveness of a Registration Statement referred to above shall be extended by the aggregate number of days of all Hold-Back Periods and Interruption Periods affecting such Registration, and such period and any extension thereof is hereinafter referred to as the "Effectiveness Period."

          (d)  Inclusion of Registrable Securities.  Within 15 days after
               -----------------------------------
receipt of any Demand Notice, the Company shall given written notice of such registration request to all Holders of Registrable Securities, and the Company shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein with 20 business days after the date on which notice is given. Each such request shall specify the number of Registrable Securities to be registered and the intended method of disposition thereof. Notwithstanding that one or more of the Holders may elect to participate in the Demand Registration, the Demand Notice will only count toward the number of Demand Notices permitted to the particular Holders (e.g., the BCLP Holders) that initiated the Demand Registration. The Company may also include in such Demand Registration shares of Common Stock for the account of the Company and any other persons owning Common Stock.

          (e)  Priority on Demand Registrations.  If a Demand Registration is an
               --------------------------------
underwritten registration and the managing underwriters participating in such offering conclude that the total amount of Common Stock requested by the

Holders, the Company and any other persons owning Common Stock desiring to participate in such Demand Registration to be included in such Demand Registration exceeds the amount which can be sold in (or during the time of) such offering without delaying or jeopardizing the success of the offering (including the price per share of the securities to be sold), then the amount of Common Stock to be offered for the account of the Company shall be reduced to zero, if necessary, and if, after such cut back, such managing underwriters conclude that the total amount of securities to be included in such Demand Registration still could so delay or jeopardize the success of such offering, then the amount of Common Stock to be offered for the account of any other persons (other than Holders) desiring to participate in such Demand Registration shall be reduced or limited (pro rata in proportion to the respective number of
                            ---- ----
shares of Common Stock owned by each such person or in any other manner) to zero, if necessary, and if, after such cut back, such managing underwriters conclude that the total amount of securities to be included in such Demand Registration still could so delay or jeopardize the success of such offering, then the amount of Registrable Securities to be offered for the account of the Holders shall be reduced or limited pro rata in proportion to the respective
                                    --- ----
number of Registrable Securities owned by each such Holder (except in the case of a Lender Demand Registration, in which case all Holders other than Lender shall be so reduced or limited).

          (f)  Other Registration Agreements.  The Company shall not enter into
               -----------------------------
any agreement granting any person (an "Other Security Holder") demand or piggyback registration rights with respect to such Other Security Holder's securities of the Company in any registration on a basis more favorable to such Other Security Holder than is provided to the Holders pursuant to this Agreement.

          (g)  Effective Registration Statement.  Notwithstanding any other
               --------------------------------
provision of Sections 2 and 6 of this Agreement, a Demand Registration requested pursuant to Section 2(a) hereof shall not be deemed to have been effected (i) unless a Registration Statement with respect thereto has become effective; provided, however, that if such Registration Statement does not become effective
--------  -------
after the Company has filed it solely by reason of the refusal to proceed by the Holders who initiated such Demand Registration (other than a refusal to proceed based upon the advice of counsel relating to a matter with respect to the Company), then such registration shall be deemed to have been effected unless the Holders who initiated such Demand Registration shall have elected to pay all Registration Expenses referred to in Section 6 hereof in connection with such Demand Registration, (ii) if, after the Registration Statement that relates to such Demand Registration has become effective, such Registration Statement becomes subject to any stop order, injunction or any order or requirement of the Commission or other governmental agency or court for any reason and such order, injunction or requirement is not promptly withdrawn or lifted, or (iii) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such Demand Registration are not satisfied, other than by reason of some act or omission by Holders who initiated such Demand Registration.

          SECTION 3.  Piggyback Registration.
                      ----------------------

          (a)  Right to Piggyback.  If at any time the Company proposes to file
               ------------------
a registration statement under the Securities Act with respect to a public offering of Common Stock pursuant to a firm commitment underwritten offering (i) for the account of any persons holding Common Stock (other than Holders) or (ii) solely for cash for its own account (other than a registration statement (x) on Form S-8 or any successor forms thereto, or (y) filed solely in connection with a dividend reinvestment plan or employee benefit plan covering officers or directors of the Company or its Affiliates), then the Company shall give written notice of such proposed filing to the Holders at least 15 business days before the anticipated filing date. Such notice shall offer the Holders the opportunity to register such amount of Registrable Securities as they may request (a "Piggyback Registration"). Subject to Section 3(b) hereof, the Company shall include in each such Piggyback Registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten days after notice has been given to the Holder.
The Holder shall be permitted to withdraw all or part of the Registrable Securities from a Piggyback Registration at any time prior to the effective date of such Piggyback Registration; provided, however, that if such withdrawal
                                --------  -------
occurs after the filing of the Registration Statement with respect to such Piggyback Registration, the withdrawing Holders shall reimburse the Company for the portion of the registration expenses payable with respect to the Registrable Securities so withdrawn.

          (b)  Priority on Piggyback Registrations.  The Company shall permit
               -----------------------------------
the Holders to include all such Registrable Securities on the same terms and conditions as any similar securities, if any, of the Company or any other persons holding Common Stock included therein. Notwithstanding the foregoing, if the Company or the managing underwriters participating in such offering advise the Holders in writing that the total amount of securities requested to be included in such Piggyback Registration exceeds the amount which can be sold in (or during the time of) such offering without delaying or jeopardizing the success of the offering (including the price per share of the securities to be sold), then the amount of

Common Stock to be offered for the account of any other persons (other than Holders) who have piggyback registration rights with respect to such Piggyback Registration shall be reduced or limited (pro rata in proportion to the
                                          --- ----
respective number of shares of Common Stock owned by each such person or in any other manner) to zero, if necessary, and if, after such cut back, such managing underwriters conclude that the total amount of securities to be included in such Piggyback Registration still could so delay or jeopardize the success of such offering, then the amount of Registrable Securities to be offered for the account of the Holders shall be reduced or limited pro rata in proportion to the
                                                   --- ----
respective number of Registrable Securities owned by each such Holder.

          (c)  Right to Abandon.  Nothing in this Section 3 shall create any
               ----------------
liability on the part of the Company to the Holders if the Company in its sole discretion should decide not to file a registration statement proposed to be filed pursuant to Section 3(a) or to withdraw such registration statement subsequent to its filing, regardless of any action whatsoever that a Holder may have taken, whether as a result of the issuance by the Company of any notice hereunder or otherwise.

          SECTION 4.  Hold-Back Agreements.  Each of the PCG/GKW Holders, the
                      --------------------
CIBC Holders, the Continental Holders and the MRCo Holders, so long as it is a beneficial owner (as defined in Section 13(d) of the Securities Act) of at least five percent of the outstanding shares of the Common Stock, agrees, if requested by the managing underwriters in any underwritten offering by the Company (whether for the account of the Company or otherwise), not to effect any public sale or distribution of any of the Company's equity securities (except as part of such underwritten registration) during a period of up to 90 days following the effective date of the applicable Registration Statement (each such period, a "Hold-Back Period").

          SECTION 5.   Registration Procedures.
                       -----------------------

          In connection with the registration obligations of the Company pursuant to and in accordance with Sections 2 and 3 hereof (and subject to the Company's rights under Sections 2 and 3), the Company will use its best efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the Holders' intended method or methods of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

          (a) prepare and file with the SEC a Registration Statement for the sale of the Registrable Securities on any form for which the Company then qualifies and which counsel for the Company shall deem appropriate in accordance with such Holders' intended method or methods of distribution thereof and, subject to Section 2(c) and the Company's right to terminate or abandon a registration pursuant to Section 3(c), use its best efforts to cause such Registration Statement to become effective and remain effective as provided herein;

          (b) prepare and file with the SEC such amendments (including post-effective amendments) to the Registration Statement, and such supplements to the Prospectus, as may be required by the Securities Act during the applicable period in accordance with the intended methods of disposition specified by the Holders owning any Registrable Securities covered by such Registration Statement, make generally available earnings statements satisfying the provisions of Section 11(a) of the Securities Act (provided that the Company shall be deemed to have complied with this clause if it has complied with Rule 158 under the Securities Act), and cause the Prospectus as so supplemented to be filed pursuant to Rule 424 under the Securities Act; provided, however, that
                                                     --------  -------
before filing a Registration Statement or Prospectus, or any amendments or supplements thereto (other than reports required to be filed by it under the Exchange Act), the Company will furnish to the Holders owning Registrable Securities covered by such Registration Statement, and their counsel, for review and comment, copies of all documents required to be filed;

          (c) notify the Holders owning any Registrable Securities covered by such Registration Statement promptly and (if requested) confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related Prospectus or for additional information regarding such Holders, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or the initiation or threatening of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (v) of the happening of any event that requires the making of any changes in such Registration Statement, Prospectus or documents incorporated or deemed to be incorporated therein by reference so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

          (d) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement or the lifting of any suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction in the United States;

          (e) furnish to the Holders disposing of Registrable Securities covered by such Registration Statement, counsel for such Holders and each managing underwriter, if any, without charge, one conformed copy of the Registration Statement, as declared effective by the SEC, and of each post-effective amendment thereto, in each case including financial statements and schedules and all exhibits and reports incorporated or deemed to be incorporated therein by reference; and deliver, without charge, such number of copies of the preliminary prospectus, any amended preliminary prospectus, each final Prospectus and any post-effective amendment or supplement thereto, as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities covered by the Registration Statement in conformity with the requirements of the Securities Act;

          (f) prior to any public offering of Registrable Securities, use its best efforts to register or qualify such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions in the United States as the Holders disposing of Registrable Securities covered by the Registration Statement shall reasonably request in writing; provided, however,
                                                             --------  -------
that the Company shall in no event be required to qualify generally to do business as a foreign corporation or as a dealer in any jurisdiction where it is not at the time so qualified or to execute or file a general consent to service of process in any such jurisdiction where it has not theretofore done so or to take any action that would subject it to general service of process or taxation in any such jurisdiction where it is not then subject;

          (g) except during any Delay Period, upon the occurrence of any event contemplated by paragraph 5(c)(v) above, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (h) use its best efforts to cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange or automated interdealer quotation system, if any, on which similar securities issued by the Company are then listed or quoted;

          (i) on or before the effective date of the Registration Statement, provide the transfer agent of the Company for the Registrable Securities with printed certificates for the Registrable Securities in a form eligible for deposit with The Depositary Trust Company;

          (j) if such offering is an underwritten offering, make available for inspection by any Holder disposing of Registrable Securities included in such Registration Statement, any underwriter of such offering, and any attorney, accountant or other agent retained by any such Holder or underwriter (collectively, the "Inspectors"), all financial and other records and other information, pertinent corporate documents and properties of any of the Company and its subsidiaries (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility; provided, however, that the Records that the Company determines, in good faith,
--------  -------
to be confidential shall not be disclosed to any Inspector unless (i) such Inspector signs a confidentiality agreement reasonably satisfactory to the Company or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction; provided, further, that each
                                                    --------  -------
Holder shall, promptly after learning that disclosure of such Records is sought in a court having jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of such Records;

          (k) if such offering is an underwritten offering, enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other appropriate and reasonable actions requested by the Holders owning a majority of the Registrable Securities being sold in connection therewith (including those reasonably requested by the managing underwriters) in order to expedite or facilitate the disposition of such Registrable Securities, and in such connection, (i) use its best efforts to obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters and counsel to the Holders disposing of Registrable Securities), addressed to each Holder selling Registrable Securities covered by such Registration Statement and each of the underwriters as to the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such counsel and underwriters, (ii) use its best efforts to obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business or assets acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each Holder selling Registrable Securities covered by the Registration Statement (unless such accountants shall be prohibited from so addressing such letters by applicable standards of the accounting profession) and each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings, and (iii) if requested and if an underwriting agreement is entered into, provide indemnification provisions and procedures substantially to the effect set forth in Section 8 hereof with respect to all parties to be indemnified pursuant to said Section. The above shall be done at each closing under such underwriting or similar agreement, or as and to the extent required thereunder;

          (l) permit any Holder which, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such Holder and its counsel should be included; and

          (m) make appropriate representatives of management available, upon reasonable notice and to the extent reasonably requested by the managing underwriter for any underwritten offering, to participate in customary efforts to sell the Registrable Securities covered by such Registration Statement, including, without limitation, participating in "road shows;" provided, however,
                                                              --------  -------
that Company shall not be obligated to so participate in connection with more than two PCG/GKW Demand Registrations, two CIBC Demand Registrations, one Continental Demand Registration and one MRCo Demand Registration.

          With respect to any Registration under Section 2 or Section 3 hereof, the Company may require each Holder disposing of Registrable Securities covered by such Registration to furnish such information regarding the Holder and such Holder's intended disposition of Registrable Securities as the Company may from time to time reasonably request in writing. If any such information with respect to the Holder is not furnished within a reasonable period of time after receipt of such request, the Company may exclude such Holder's Registrable Securities from such Registration.

          Upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c)(ii), 5(c)(iii), 5(c)(iv) or 5(c)(v) hereof, each Holder shall (i) forthwith discontinue disposition of any Registrable Securities covered by such Registration Statement or Prospectus until receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(g) hereof, or until such Holder is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any amended or supplemented Prospectus or any additional or supplemental filings which are incorporated, or deemed to be incorporated, by reference in such Prospectus (such period during which disposition is discontinued being an "Interruption Period") and (ii) if requested by the Company, deliver to the Company (at the expense of the Company) all copies then in its possession, other than permanent file copies then in its possession, of the Prospectus covering such Registrable Securities at the time of receipt of such request. No Holder shall utilize any material other than the applicable current preliminary prospectus or Prospectus in connection with the offering of Registrable Securities pursuant to Section 2 or Section 3 hereunder.

          SECTION 6.   Registration Expenses.
                       ---------------------

          The Company will pay all costs, fees and expenses incident to the Company's performance of or compliance with this Agreement including, without limitation, (i) all registration and filing fees, including NASD filing fees,
(ii) fees and expenses of compliance with securities or Blue Sky laws, including reasonable fees and disbursements of counsel in connection therewith, (iii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is requested by the Holders or the managing underwriter, if any), (iv) messenger, telephone and delivery expenses, (v) fees and disbursements of counsel for the Company, (vi) fees and disbursements of all independent certified public accountants of the Company (including, without limitation, expenses of any "cold comfort" letters required in connection with this Agreement) and all other persons retained by the Company in connection with the Registration Statement, (vii) reasonable fees and disbursements of one counsel, other than the Company's counsel, selected to represent all such Holders by Holders owning a majority of the Registrable Securities being registered and (ix) all other costs, fees and expenses incident to the Company's performance or compliance with this Agreement (collectively, the "Registration Expenses") (v) with respect to the first three PCG/GKW Demand Registrations, (w) with respect to the first three CIBC Demand Registrations, (x) with respect to the first Continental Demand Registration, (y) with respect to the first MRCo Demand Registration and
(z) with respect to any Piggyback Registration; provided, however, that if any
                                                --------  -------
of the PCG/GKW Holders, CIBC Holders, MRCo Holders or Continental Holders is entitled to an additional Demand Registration pursuant to the penultimate sentence of Section 2(a)(i), (ii), (iii) or (iv) hereof, respectively, with respect to a Demand Registration for which the Company was required to pay Registration Expenses pursuant to this Section 6, then such group of Holders shall be entitled to have the Company pay the Registration Expenses for each such additional Demand Registration pursuant to this Section 6. Notwithstanding the foregoing, the fees and expenses of any persons (other than as contemplated by clause (vii) above) retained by a Holder, and any discounts, commissions or brokers' fees or fees of similar securities industry professionals and any transfer taxes relating to the disposition of Registrable Securities by a Holder, will be payable by such Holder, and the Company will not have any obligation to pay any such amounts. Except as provided in the first sentence of this Section 6, all costs, fees and expenses, including, without limitation, Registration Expenses, in connection with each registration requested under
Section 2 hereof shall be allocated pro rata among the persons on whose behalf
                                    --- ----
securities of the Company are included in such registration, on the basis of the respective amounts of the securities then being registered on their behalf.

          SECTION 7.   Underwriting Requirements.
                       -------------------------

          (a) Subject to Section 7(b) hereof, any Holder shall have the right, by written notice, to specify that it intends to dispose of Registrable Securities covered by a Registration pursuant to an underwritten offering.

          (b) In the case of any underwritten offering pursuant to a Demand Registration, Holders owning a majority of the Registrable Securities to be sold pursuant to such underwritten offering shall select the institution or institutions that shall manage or lead the offering, subject to the reasonable satisfaction of the Company. In the case of any underwritten offering pursuant to a Piggyback Registration, the Company, in its sole discretion, shall select the institution or institutions that shall manage or lead such offering. No Holder shall be entitled to participate in an underwritten offering unless and until such Holder has entered into an underwriting or other agreement with such institution or institutions for such offering in such form as the Company and such institution or institutions shall determine, subject to the provisions of
Section 5(k) hereof.

          SECTION 8.   Indemnification.
                       ---------------

          (a)  Indemnification by the Company.  The Company shall, without
               ------------------------------
limitation as to time, indemnify and hold harmless, to the full extent permitted by law, each Holder whose Registrable Securities are covered by a Registration Statement or Prospectus, the officers, directors, agents and employees of each of them, each Person who controls each such Holder (within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling person, to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, judgment, costs (including, without limitation, costs of preparation and reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in such Registration Statement or Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based upon information included therein in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such Holder with respect to such Holder expressly for use therein; provided, however, that the Company
                                          --------  -------
shall not be liable to any Holder to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if (i) in the case of any offering other than an underwritten offering, having previously been furnished by or on behalf of the Company with copies of the Prospectus, such Holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale of Registrable Securities by such Holder to the person asserting the claim from which such Losses arise and (ii) the Prospectus would have corrected in all material respects such untrue statement or alleged untrue statement or such omission or alleged omission; and provided, further,
                                                           --------  -------
that the Company shall not be liable in any such case to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus, if (x) such untrue statement or alleged untrue statement, omission or alleged omission is corrected in all material respects in an amendment or supplement to the Prospectus and (y) in the case of any offering other than an underwritten offering, having previously been furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, such Holder thereafter fails to deliver such Prospectus as so amended or supplemented, prior to or concurrently with the sale of Registrable Securities.

          (b)  Indemnification by Holder of Registrable Securities.  In
               ---------------------------------------------------
connection with any Registration Statement in which a Holder is participating, and as a condition to such participation, such Holder shall (i) furnish to the Company in writing such information as the Company reasonably requests for use in connection with any Registration Statement or Prospectus and (ii) be deemed to have agreed to indemnify, to the full extent permitted by law, the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, from and against all Losses arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus or any amendment or supplement thereto, or any preliminary prospectus, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue or alleged untrue statement or omission or alleged omission is based upon any information included therein in reliance upon and in conformity with information so furnished in writing by or on behalf of such Holder with respect to such Holder to the Company expressly for use in such Registration Statement or Prospectus.

          (c)  Conduct of Indemnification Proceedings.  If any Person shall be
               --------------------------------------
entitled to indemnity hereunder (an "indemnified party"), such indemnified party shall give prompt notice to the party from which such indemnity is sought (the "indemnifying party") of any claim or of the commencement of any proceeding with respect to which such indemnified party seeks indemnification or contribution pursuant hereto; provided, however, that the delay or failure to so notify the
                 --------  -------
indemnifying party shall not relieve the indemnifying party from any obligation or liability except to the extent that the indemnifying party has been materially prejudiced by such delay or failure. The indemnifying party shall have the right, exercisable by giving written notice to an indemnified party promptly after the receipt of written notice from such indemnified party of such claim or proceeding, to assume, at the indemnifying party's expense, the defense of any such claim or proceeding, with counsel reasonably satisfactory to such indemnified party; provided, however, that an indemnified party shall have the
                   --------  -------
right to employ separate counsel in any such claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (l) the indemnifying party agrees to pay such fees and expenses; (2) the indemnifying party fails promptly to assume the defense of such claim or proceeding or fails to employ counsel reasonably satisfactory to such indemnified party; or (3) the named parties to any proceeding (including impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party; in which case the indemnified party shall have the right to employ counsel and to assume the defense of such claim or proceeding; and provided, further, that
                                                       --------  -------
the indemnifying party shall not, in connection with any one such claim or proceeding or separate but substantially similar or related claims or proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one firm of attorneys (together with appropriate local counsel) at any time for all of the indemnified parties, or for fees and expenses that are not reasonable. Whether or not such defense is assumed by the indemnifying party, no indemnified party will be subject to any liability for any settlement made without its written consent. The indemnifying party shall pay the fees and expenses of separate counsel for which it is responsible pursuant to this
Section 8(c) as they are incurred, provided that the indemnified party agrees in
                                   --------
writing to promptly reimburse the indemnified party for all such fees and expenses if it shall be finally judicially determined that the indemnified party is not entitled to indemnification pursuant to this Section 8. The indemnifying party shall not consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release, in form and substance reasonably satisfactory to the indemnified party, from all liability in respect of such claim or litigation for which such indemnified party would be entitled to indemnification hereunder.

          (d)  Contribution.  If the indemnification provided for in this
               ------------
Section 8 is unavailable to an indemnified party in respect of any Losses (other than in accordance with its terms) or is insufficient to hold such indemnified party harmless, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party, on the one hand, and indemnified party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any investigation or proceeding.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata
                                                              --------
allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provision of this Section 8(d), an indemnifying party that is a Holder shall not be required to contribute any amount which is in excess of the amount by which the total proceeds received by such Holder from the sale of Registrable Securities (net of all underwriting discounts and commissions and other expenses) exceeds the amount of any damages that such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          SECTION 9.   Miscellaneous.
                       -------------

          9.1  Notices.  All notices or communications hereunder shall be in
               -------
writing (including facsimile or similar writing), addressed as follows:

          To the Company:

                    Global Crossing Ltd.
                    Wessex House
                    45 Reid Street
                    Hamilton HM12, Bermuda
                    Attention:  K. Eugene Shutler
                    Facsimile No.:  (441)-296-8606

          With a copy (which shall not constitute notice) to:

                    Global Crossing Ltd.
                    150 El Camino Drive, Suite 204
                    Beverly Hills, California  90212
                    Attention: Abbott L. Brown
                    Facsimile No.:  (310) 281-4942

          To the Holders (and the parties designated to receive copies) at their addresses set forth in Schedule I hereto.

          Any such notice or communication shall be deemed given (i) when made, if made by hand delivery, (ii) upon confirmation of receipt, if sent by facsimile (iii) one business day after being deposited with a next-day courier, charges prepaid, or (iv) three business days after being sent United States certified or registered mail, return receipt requested, postage prepaid, in each case addressed as above (or to such other address as such party may designate in writing from time to time).

          9.2  Separability.  If any provision of this Agreement shall be
               ------------
declared to be invalid or unenforceable, in whole or in part, such invalidity or unenforceability shall not affect the remaining provisions hereof which shall remain in full force and effect.

          9.3  Assignment.  This Agreement shall be binding upon and inure to
               ----------
the benefit of the parties hereto and their respective successors and Transferees.

          9.4  Entire Agreement.  This Agreement represents the entire agreement
               ----------------
of the parties and shall supersede any and all previous contracts, arrangements or understandings between the parties hereto with respect to the subject matter hereof.

          9.5  Amendments and Waivers.  Except as otherwise provided herein, the
               ----------------------
provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, without the written consent of (i) the Company and (ii) the Holders of at least a majority of the Registrable Securities owned by each of BCLP, CIBC, Continental, MRCo and/or PCG/GKW, to the extent each such class or group is affected thereby.

          9.6  Expenses.  Whether or not the transactions contemplated hereby
               --------
are consummated, except as otherwise provided herein, all costs and expenses incurred in connection with the execution of this Agreement shall be paid by the party incurring such costs or expenses, except as otherwise set forth herein.

          9.7  Interpretation.  The headings contained in this Agreement are for
               --------------
reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          9.8  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, all of which shall be considered one and the same agreement, and shall become effective when two or more such counterparts have been signed by each of the parties and delivered to the other party.

          9.9  GOVERNING LAW; SUBMISSION TO JURISDICTION.  THIS AGREEMENT SHALL
               -----------------------------------------
BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND RULE 327(b) OF THE NEW YORK CIVIL PRACTICE LAWS AND RULES. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, AND ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY AGREES TO ACCEPT, AT THE ADDRESS REFERRED TO IN SECTION 9.1 HEREOF, SERVICE OF PROCESS IN ANY SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH COURTS WITH RESPECT TO THIS AGREEMENT.

          9.10  Calculation of Time Periods.  Except as otherwise indicated, all
                ---------------------------
periods of time referred to herein shall include all Saturdays, Sundays and holidays; provided, however, that if the date to perform the act or give any
          --------  -------
notice with respect to this Agreement shall fall on a day other than a Business Day, such act or notice may be timely performed or given if performed or given on the next succeeding Business Day.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.


                                THE COMPANY:

                                GLOBAL CROSSING LTD.


                                By:
                                   -----------------------------------
                                   Name:
                                   Title:


                                INVESTORS:

                                CIBC WOOD GUNDY (CAPITAL) SFC, INC.


                                By:
                                   -----------------------------------
                                   Name:
                                   Title:


                                [CIBC PARTNERSHIP I]


                                By:
                                   -----------------------------------
                                   Name:
                                   Title:


                                [CIBC PARTNERSHIP II]


                                By:
                                   -----------------------------------
                                   Name:
                                   Title:

                                CONTINENTAL CASUALTY COMPANY


                                By:
                                   -----------------------------------
                                   Name:
                                   Title:


                                MRCO, INC.


                                By:
                                   -----------------------------------
                                   Name:
                                   Title:


                                -----------------------------------
                                GARY WINNICK


                                PACIFIC CAPITAL GROUP, INC.


                                By:
                                   -----------------------------------
                                   Name:
                                   Title:


                                GKW UNIFIED HOLDINGS, LLC


                                By:
                                   -----------------------------------
                                   Name:
                                   Title:

                                --------------------------------------
                                ABBOTT L. BROWN


                                RIDGESTONE CORP.


                                By:
                                   -----------------------------------
                                   Name:
                                   Title:


                                --------------------------------------
                                BARRY PORTER


                                GALENIGHT CORP.


                                By:
                                   -----------------------------------
                                   Name:
                                   Title:


                                --------------------------------------
                                DAVID LEE


                                SAN PASQUAL CORP.


                                By:
                                   -----------------------------------
                                   Name:
                                   Title:

                                DAVID AND ELLEN LEE FAMILY TRUST


                                By:
                                   -----------------------------------
                                   Name:
                                   Title:


                                --------------------------------------
                                LODWRICK COOK


                                YAO-HWA COMPANY MANAGEMENT COMMISSION


                                By:
                                   -----------------------------------
                                   Name:
                                   Title:


                                SASSOON INTERNATIONAL HOLDINGS, INC.


                                By:
                                   -----------------------------------
                                   Name:
                                   Title:

                                                                      SCHEDULE I

                                    HOLDERS
                                    -------


CIBC WOOD GUNDY (CAPITAL) SFC, INC.
[CIBC PARTNERSHIP 1]
[CIBC PARTNERSHIP 2]
425 Lexington Avenue
New York, New York 10017
Attention:
Facsimile No.: (212)

With a copy (which shall not constitute notice) to:

   Cahill Gordon & Reindel
   80 Pine Street
   New York, New York  10005
   Attention:  Roger Meltzer
   Facsimile No.:  (212) 269-5420


CONTINENTAL CASUALTY COMPANY

Chicago, Illinois
Attention:
Facsimile No.:  (312)

With a copy (which shall not constitute notice) to:

   CONTINENTAL CASUALTY COMPANY

   Chicago, Illinois
   Attention:  Lynne Gugenheim
   Facsimile No.:  (312)

MRCO, INC.

Washington, D.C.
Attention:  Michael Steed
Facsimile No.:  (202)

With a copy (which shall not constitute notice) to:

   Paul, Hastings, Janofsky & Walker LLP
   555 S. Flower Street, 23rd Floor
   Los Angeles, California 90071
   Attention:  Alan J. Barton
   Facsimile No.:

GARY WINNICK
PACIFIC CAPITAL GROUP, INC.
GKW UNIFIED HOLDINGS, LLC
150 S. El Camino Drive, Suite 204
Beverly Hills, California 90212
Attention:  Gary Winnick
Facsimile No.:  (310) 281-4942

With a copy (which shall not constitute notice) to:

   Skadden, Arps, Slate, Meagher & Flom LLP
   300 South Grand Avenue, Suite 3400
   Los Angeles, California 90071
   Attention:  Jeffrey H. Cohen
   Facsimile No.:  (213) 687-5600

ABBOTT L. BROWN
RIDGESTONE CORP.
150 S. El Camino Drive, Suite 204
Beverly Hills, California 90212
Attention:  Abbott L. Brown
Facsimile No.:  (310) 281-4942
With a copy (which shall not constitute notice) to:

   [________________]

BARRY PORTER
GALENIGHT CORP.
150 S. El Camino Drive, Suite 204
Beverly Hills, California 90212
Attention:  Barry Porter
Facsimile No.:  (310) 281-4942

With a copy (which shall not constitute notice) to:

   [__________________________]


DAVID LEE
SAN PASQUAL CORP.
DAVID AND ELLEN LEE FAMILY TRUST
150 S. El Camino Drive, Suite 204
Beverly Hills, California 90212
Attention:  David Lee
Facsimile No.:  (310) 281-4942
With a copy (which shall not constitute notice) to:

   [______________________]


LODWRICK COOK
150 S. El Camino Drive, Suite 204
Beverly Hills, California 90212
Facsimile No.:  (310) 281-4942

With a copy (which shall not constitute notice) to:

   [________________________]

YAO-HWA COMPANY MANAGEMENT COMMISSION
15 Foo-Chow Street
Taipei, Taiwan, R.O.C.
Attention:  Dr. Shih-Chien Yang
Facsimile No.:  (011) 886-2-341-1640

With a copy (which shall not constitute notice) to:

   [_____________________]


SASSOON INTERNATIONAL HOLDINGS, INC.
No. 1, Innovation Road
Hsinchu Science-Based Industrial Park
Hsinchu 30077, Taiwan, R.O.C.
Attention:  Patrick Wang
Facsimile No.:  (011) 886-3-577-7121

With a copy (which shall not constitute notice) to:

   [_____________________]